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                                                                   EXHIBIT 10.37


                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of April 8, 1999, by and between United International Holdings, Inc., a Delaware corporation (the "Company"), and Riordan Communications Limited (the "Stockholder," and together with any permitted transferees party hereto pursuant to Section 12 hereof, the "Stockholders").

                                    Recitals
                                    --------

     A. This Agreement is made with respect to the 384,531 shares of Common Stock (as defined below) held on the date hereof by the Stockholder (the "Shares").

     B. The Company and the Stockholder desire to enter into this Agreement pursuant to which, among other things, the Stockholder has the right to cause the Company, upon request, to register with the Commission (as defined below) an offering and sale of shares of Common Stock held by the Stockholder, subject to the terms of this Agreement.

                                   Agreement
                                   ---------

     1.   Definitions.  As used in this Agreement, the following capitalized
          -----------
terms shall have the following respective meanings:

          (a) Affiliate.  Any Person that, directly or indirectly, through one
              ---------
or more intermediaries, controls, or is controlled by, or is under common control with, the Stockholder.

          (b) Commission.  The United States Securities and Exchange Commission
              ----------
or any other Federal agency at the time administering the Securities Act.

          (c) Common Stock.  The Class A Common Stock, $.01 par value per share,
              ------------
of the Company.

          (d) Exchange Act.  The Securities Exchange Act of 1934, as amended, or
              ------------
any successor Federal statute, and the rules and regulations of the Commission thereunder.

          (e) Person.  Any individual, corporation, partnership, trust,
              ------
organization, association, governmental body or agency.

          (f) Registrable Securities.  The (i) Shares and (ii) any shares of
              ----------------------
Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization, merger, consolidation or reclassification or other reorganization or otherwise. A Registrable Security shall cease to be a Registrable Security when: (A) a registration
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statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such registration statement; (B) such security shall have been otherwise transferred and new certificates for such security not bearing a legend restricting further transfer shall have been delivered by the Company; or
(C) such security shall have ceased to be outstanding.

          (g) Registration Expenses.  As set forth in Section 8 hereof.
              ---------------------

          (h) Securities Act.  The Securities Act of 1933, as amended, or any
              --------------
successor Federal statute, and the rules and regulations of the Commission thereunder.

     2.   Demand Registration.
          -------------------

          (a) Upon the written request of Stockholders holding an aggregate of 50% of the outstanding Registrable Securities requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities owned by such Stockholders and specifying the intended method of disposition thereof, but subject to the limitations set forth herein, the Company will promptly (but in no event more than five business days after the receipt of such request) give written notice of such requested registration to all other Stockholders, and the Company shall file with the Commission as promptly as practicable after sending such notice, and use its best efforts to cause to become effective, a registration statement under the Securities Act registering the offering and sale of:

               (i) the Registrable Securities which the Company has been so requested to register by the Stockholders, and

               (ii) all other Registrable Securities which the Company has been requested to register by any other Stockholder by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered (a "Demand Registration"); provided, that (A) the Company shall not be obligated to file a registration statement pursuant to this Section 2(a) with respect to more than an aggregate of two registrations, and (B) the Company shall not be obligated to file a registration statement pursuant to this Section 2(a) unless the aggregate amount of Registrable Securities that any Stockholders seek to register pursuant to such Section constitutes at least 50% of all Registrable Securities held by Stockholders.

          (b) If in accordance with Section 10 hereof a requested registration pursuant to this Section 2 is to be in the form of an underwritten offering through underwriters, the Company shall designate as underwriters investment banking firms of national reputation that are satisfactory

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to the Stockholders holding a majority of the Registrable Securities to be included in such registration. If a requested registration pursuant to this
Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering without a significant adverse effect on the price, timing or distribution of the Registrable Securities offered, the Company will (subject to the last sentence of this paragraph) include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, then the Company will include in such registration only the number of Registrable Securities which, in the opinion of the managing underwriter, can be sold, such number to be allocated pro rata among all requesting Stockholders on the basis of the relative number of shares of Registrable Securities then held by each such holder (provided, that any shares thereby allocated to any such holder that exceed such holder's request shall be reallocated among the remaining requesting holders of Registrable Securities in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company or any other holder of the Company's securities proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold without an adverse effect on the price, timing or distribution of the Registrable Securities offered.

          (c) The Company shall be entitled to postpone for a reasonable period of time (not to exceed 120 days, which may not thereafter be extended) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2(a) hereof if, at the time it receives a request for such registration, the Board of Directors of the Company determines in good faith that such offering will materially interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company, in which case the Company shall have furnished to holders of Registrable Securities requesting such registration an officers' certificate to that effect. After such period of postponement the Company shall effect such registration as promptly as practicable without further request from the holders of Registrable Securities, unless such request has been withdrawn.

     3.   Piggy-back Registration.
          -----------------------

          (a) If the Company shall at any time propose to file a registration statement under the Securities Act for an offering of securities of the Company for resale by holders of the Company's securities other than Registrable Securities (the "Requesting Holders"), the Company shall provide prompt written notice of such proposal, in any event, not less than 15 days before the anticipated filing date, to all Stockholders of its intention to do so and of such Stockholders' rights under this Section 3. The Company shall use its best efforts to include such number of Registrable Securities in such registration statement which the Company has been so requested to register by any Requesting Holder (a "Piggy-back Registration"), which request shall be made to the Company

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within 15 days after such Stockholders receive notice from the Company of such proposed registration; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Stockholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) if such registration involves an underwritten offering, all holders of Registrable Securities requesting to be included in the registration must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Requesting Holders, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in secondary offerings. Any Stockholder requesting pursuant to this
Section 3 to be included in a registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

          (b) If a registration pursuant to this Section 3 involves an underwritten offering as to which any Stockholder has requested a Piggy-back Registration and the managing underwriter reasonably and in good faith advises the Company in writing that, in its opinion, the number of securities to be included in such registration exceeds the number which can be sold in such offering without an adverse effect on the price, timing or distribution of such offering, then (i) first, the number of securities which the Company's security holders other than the Requesting Holders requested to be included in such registration shall be reduced as necessary pro rata in proportion to the relative number of securities requested by each such holder to be included until the number of securities to be included in such registration no longer exceeds the number which can be sold in such offering, and (ii) second, the number of securities which the Requesting Holders requested to be included in such registration shall be reduced as applicable until the number of securities to be included in such registration no longer exceeds the number which can be sold in such offering.

     4.   Suspension of Registration Obligation.  The Company shall not be
          -------------------------------------
required to register the sale of its securities under this Agreement for any Stockholder if there is available for such transaction an appropriate exemption from registration under the Securities Act.

     5.   Limitation on Registration Rights.  Each Stockholder acknowledges that
          ---------------------------------
the Company and certain stockholders ("Other Stockholders") are parties to certain Registration Rights Agreements (the "Existing Agreements"), pursuant to which the Company has granted registration rights to the Other Stockholders. Each Stockholder hereby agrees that, notwithstanding any other provision of this Agreement, the Stockholders shall not have any rights under this Agreement that are inconsistent with the rights granted to the Other Stockholders under the Existing Agreements, unless otherwise consented to by the Other Stockholders.

     6.   Hold-Back Agreements.  Each Stockholder agrees in connection with any
          --------------------
registration effected by the Company (other than an offering relating to (i) a business combination that is to be filed on Form S-4 under the Securities Act (or any successor form thereto) or (ii) an employee

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benefit plan) of the Company's securities not to effect any public sale or distribution of securities of the Company the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, except as part of such registration, during the 14-day period prior to, and during the 90-day period (or, with respect to a Piggy-back Registration, such longer period of up to 120 days as may be requested by such managing underwriter) beginning on, the effective date of the related registration statement, to the same extent requested by the managing underwriters and applicable to other holders of the Company's securities subject to similar agreements. Each Stockholder agrees to execute an undertaking in accordance with the foregoing in the form reasonably requested by the managing underwriters.

     7.   Registration.
          ------------

          (a) Whenever any Registrable Securities are to be registered pursuant to Section 2 or 3 of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof.

          (b) The Company may require each Stockholder requesting a registration pursuant to Section 2 or 3 to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Stockholder and its ownership of Registrable Securities as the Company may from
time to time reasonably request in writing.   Each such Stockholder agrees to
furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

          (c) Upon receipt of any notice from the Company at any time when a prospectus relating to the registration is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Stockholders selling Registrable Securities will forthwith discontinue disposition of the Registrable Securities until receipt of copies of a supplemented or amended prospectus or until such Stockholders are advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus and, if so directed by the Company, such Stockholders will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     8.   Registration Expenses.  Except as otherwise agreed in accordance with
          ---------------------
Section 2(a), all expenses incident to the Company's performance of or compliance with this Agreement including, without limitation, all Commission and securities exchange or National Association of

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Securities Dealers registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed and reasonable fees and disbursement of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), Securities Act liability insurance (if the Company elects to obtain such insurance) and the reasonable fees and expenses of any special experts retained by the Company in connection with such registration (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided, that Registration Expenses shall not include, and the Company shall not be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable
Securities or any other expenses incurred by the Stockholders in connection with such registration, which shall be paid by the Stockholders requesting such registration.

     9.   Term.  The registration rights set forth in Sections 2 and 3 hereof
          ----
shall not be available to any Stockholder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Stockholder could be sold in any 90-day period pursuant to Rule 144.

     10.  Underwritten Offerings.
          ----------------------

          (a) Stockholders may request that any registration pursuant to Section 2 of Registrable Securities be an underwritten registration. In the event such a registration is an underwritten offering, the Company will enter into an underwriting agreement with the managing underwriter or underwriters for such offering (which managing underwriter or underwriters shall be an investment banking firm or firms of national reputation designated by the Company and satisfactory to the Stockholders holding a majority of the Registrable Securities to be included in such registration), such agreement to contain such terms as are customarily contained in agreements of such type. Stockholders selling Registrable Securities in such offering shall be party to such underwriting agreement.

          (b) No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

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     11.  Indemnification.
          ---------------

          (a) In connection with any offering of Registrable Securities pursuant to Section 2 or 3 hereof, the Company agrees to indemnify, to the fullest extent permitted by law, each Stockholder whose Registrable Securities are sold in such offering, each of their officers and directors and each Person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorney's fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto under which such Registrable Securities were registered under the Securities Act (the "Registration Materials") or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Materials upon any written information furnished in writing to the Company by such Stockholder.

          (b) Each Stockholder whose Registrable Securities are sold in any offering pursuant to Section 2 or 3 hereof, severally but not jointly agrees to indemnify, to the fullest extent permitted by law, the Company, the other Stockholders whose Registrable Securities are sold in such offering, their respective officers and directors and each other Person, if any, who controls the Company or such other Stockholders (within the meaning of the Securities
Act) against all losses, claims, damages, liabilities and expenses (including attorney's fees) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Materials or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Materials in reliance upon any written information furnished in writing to the Company by the Stockholder. In no event shall the liability of any Stockholder hereunder be an amount greater than the dollar amount of the proceeds received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action threatened or commenced against it in respect of which indemnity may be sought hereunder. In case of any notice under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against an indemnified Person, the indemnifying party shall be entitled to participate at its own expense in the defense and such defense shall be conducted by counsel chosen by the indemnifying party. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel for an indemnified party (in addition to local counsel) in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     12.  Transferees.  Any Person acquiring from the Stockholder or an
          -----------
Affiliate any Registrable Securities, except for transferees acquiring Registrable Securities in an offering registered under the Securities Act or in a sale made pursuant to Rule 144 under the Securities Act,

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may elect, within 30 days of the date of the transfer to it of such Registrable
Securities, to sign the signature page attached hereto as Annex A and delivering an executed original copy of such signature page to the Company and thereby become a party to this Agreement and be deemed a Stockholder under this Agreement. Each such Stockholder shall be bound by the terms of this Agreement and shall hold such Registrable Securities with all the rights conferred, and subject to all obligations and restrictions imposed, hereby.

     13.  Miscellaneous.
          -------------

          (a) This Agreement contains the entire understanding of the parties hereto with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject
matter.   This Agreement may be amended and the observance of any term of this
Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and Stockholders holding a majority of the Registrable Securities; provided, that, in the case of any waiver, such waiver need only be executed by any Stockholders affected by such waiver. Each Stockholder shall be bound by an amendment or waiver authorized by this Section 13(a), whether or not any Registrable Securities shall have been marked to indicate such consent.

          (b) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

          (c) Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (d) This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (e) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (f) The interpretation and construction of this Agreement and all matters relating hereto, shall be governed by the law of the State of Colorado without regard to the conflicts of laws provisions of such state.

          (g) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, by facsimile or mailed by certified or registered mail, return receipt requested and postage prepaid, or by courier guaranteeing overnight delivery as follows:

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               (i) If to any other Stockholder, at the most current address given by such Stockholder to the Company; and

               (ii) If to the Company, at:

                    United International Holdings, Inc.
                    4643 South Ulster Street, Suite 1300
                    Denver, Colorado  80237
                    Attention:  General Counsel
                    Telephone No.:  (303) 770-4001
                    Facsimile No.:  (303) 770-4207

                    with a copy to:

                    Holme Roberts & Owen LLP
                    1700 Lincoln, Suite 4100
                    Denver, Colorado  80203
                    Attention: W. Dean Salter, Esq.
                    Telephone No.:  (303) 861-7000
                    Facsimile No.:  (303) 866-0200

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; upon confirmation of transmission, if by facsimile transmission; and on the next business day if timely delivered to a courier guaranteeing' overnight delivery.

     IN WITNESS WHEREOF, the parties have duly signed this Agreement as of the day and year first above written.


                                    UNITED INTERNATIONAL HOLDINGS, INC.
                                    -----------------------------------

                                    By: /s/ Ellen P. Spangler
                                        ---------------------
                                        Name: Ellen P. Spangler
                                        Title: Senior Vice President

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                                      RIORDAN COMMUNICATIONS LIMITED
                                      ------------------------------

                                      By: /s/ John F. Riordan
                                          --------------------
                                      Name:  J.F. Riordan
                                      Title:  Director

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                                    ANNEX A
                                    -------


     THE UNDERSIGNED hereby elects to become a party to the Registration Rights Agreement dated as of April 8, 1999 initially between United International Holdings, Inc. and the Stockholder named therein pursuant to Section 12 of such Agreement.


                              [Name of Transferee]



                              By:
                                 ---------------------------------
                              Name:
                              Title:



Date:
     --------------------


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